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                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                        AUGUST 17, 2000 (AUGUST 16, 2000)


                         Commission File Number 0-22510


                            CLINTRIALS RESEARCH INC.
             (Exact name of registrant as specified in its charter)


                    DELAWARE                                   62-1406017
          (State or other jurisdiction                      (I.R.S. Employer
        of incorporation or organization)                identification number)


              11000 WESTON PARKWAY
              CARY, NORTH CAROLINA                                27513
    (Address of principal executive offices)                   (Zip Code)


                                 (919) 460-9005
              (Registrant's telephone number, including area code)


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ITEM 5.    OTHER EVENTS

On August 16, 2000, ClinTrials Research Inc. (the Company) announced that Jerry
R. Mitchell, M.D.,Ph.D. resigned his positions of Chairman and Director, President and Chief Executive Officer of the Company. The resignation was effective August 16, 2000. Paul J. Ottaviano, the Company's Chief Operating Officer, replaces Dr. Mitchell as President and Chief Executive Officer. Director Ed Nelson assumes the role of Chairman of the Board of Directors.

The Company also reported on August 16, 2000 that it has retained ING Barings LLC as its investment banking firm in connection with the review of financial and strategic alternatives.

The press release announcing the above stated matters is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c)      Exhibits

                    99.1 Form of Press Release issued August 16, 2000


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               CLINTRIALS RESEARCH INC.

Date: August 17, 2000          By: /s/ S. COLIN NEILL
                               S. Colin Neill
                               Senior Vice President and Chief Financial Officer
                               (Principal Financial and Accounting Officer)